UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2025, the Board of Directors of Western Digital Corporation (the “Company”) unanimously appointed Don R. Bennett as Interim Chief Financial Officer of the Company effective as of February 28, 2025, which is the date that Wissam G. Jabre will cease to be the Company’s Chief Financial Officer (the “Effective Date”). Mr. Bennett will also assume the role of principal financial officer from Mr. Jabre at that time.

Mr. Bennett, 55, has served as the Company’s Senior Vice President, Finance, and Chief Financial Officer of the Company’s hard disk drive (“HDD”) business since November 2020. From 2017 to November 2020, he served as the Company’s Vice President II, Finance, Global Real Estate Operations and Finance Transformation. Since joining the Company in 1995, Mr. Bennett has also served in various positions of increasing responsibility in finance, marketing, operations, corporate development and strategy, focusing on the Company’s HDD business.

In connection with his appointment as the Company’s Interim Chief Financial Officer, Mr. Bennett will receive a temporary annual base salary of $525,000 and a temporary annual target incentive award opportunity under the Company’s short-term incentive plan in the amount of 120% of annual base salary, each for the period starting on the Effective Date and ending on the date that is three months after Mr. Bennett ceases to serve as the Company’s Interim Chief Financial Officer.

In accordance with the Company’s customary practice, the Company will enter into its standard form of indemnification agreement with Mr. Bennett, which agreement has previously been filed with the Securities and Exchange Commission. Mr. Bennett will also be eligible to participate in the Company’s Executive Severance Plan, Change in Control Plan and other benefit programs generally available to the Company’s executive officers.

There are no arrangements or understandings between Mr. Bennett and any other person pursuant to which Mr. Bennett was appointed to serve as the Company’s Interim Chief Financial Officer. There are no family relationships between Mr. Bennett and any director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Cynthia Tregillis
Cynthia Tregillis
Senior Vice President, Chief Legal Officer and Secretary

Date: February 3, 2025